SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a)6(e)(2))

[X  ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Underss.240.14a-12

                           Citizens First Corporation
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                          OF CITIZENS FIRST CORPORATION
                     TO BE HELD ON THURSDAY, APRIL 17, 2003

         The 2003 annual meeting of shareholders of Citizens First Corporation will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, April 17, 2003 at 5:00 p.m., local time, for the following purposes:

(1) To elect four directors for three year terms ending in 2006 and until their successors are elected and qualify;

(2)      To consider and approve the Citizens First Corporation 2002
         Stock Option Plan;

(3) To consider and approve the Citizens First Corporation 2003 Stock Option Plan for Non-Employee Directors;

(4) To consider and approve an amendment to our articles of incorporation to increase the number of authorized shares of common stock to 5,000,000;

(5) To consider and act upon a proposal to ratify the appointment of BKD, LLP as our independent accountants and auditors for 2003; and

(6) To transact such other business as may properly come before the meeting.

         Please consult the accompanying proxy statement for further information concerning the annual meeting, the election of directors and other matters.

         March 1, 2003 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

         You are cordially invited to attend the annual meeting in person. If you cannot, please sign and date the accompanying form of proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                       By Order of the Board of Directors


                            /s/ James H. Lucas
                            ------------------
                            JAMES H. LUCAS, Secretary

Bowling Green, Kentucky
March 14, 2003

                           CITIZENS FIRST CORPORATION
                               1805 Campbell Lane
                          Bowling Green, Kentucky 42104



                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by our board of directors to be voted at the 2003 annual meeting of shareholders of Citizens First Corporation to be held on Thursday, April 17, 2003, at 5:00 p.m., local time, and at any adjournments of the meeting.

         This proxy statement and the accompanying form of proxy are being first released to shareholders on or about March 14, 2003.

                                    IMPORTANT

SHAREHOLDERS CAN HELP US AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                     VOTING

         Only shareholders of record of our common stock at the close of business on March 1, 2003 are entitled to notice of, and to vote in person or by duly authorized proxy at, the annual meeting. On the record date, there were 643,053 shares of common stock outstanding and entitled to vote.

         Each share is entitled to one vote on all matters that may come before the annual meeting. If the accompanying form of proxy is properly signed and returned prior to the annual meeting, the shares it represents will be voted at the annual meeting in accordance with the directions, if any, noted thereon. If no contrary directions are given, the shares will be voted:

o        for the nominees for director named in this proxy statement,
o        for the proposal to approve the 2002 Stock Option Plan,
o for the proposal to approve the 2003 Stock Option Plan for Non-Employee Directors,
o for the amendment to the articles of incorporation to increase the number of authorized shares of common stock to 5,000,000,
o for the proposal to ratify the appointment of BKD, LLP as our independent public accountants for 2003, and
o        on any other matters that may come before the annual meeting.

         Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the secretary of Citizens First

Corporation at the address shown above or by delivering a later dated proxy or by voting in person at the annual meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         The affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). The approval of the 2002 Stock Option Plan will require the affirmative vote of the majority of shares present in person or represented by proxy at the annual meeting and entitled to vote thereon. The approval of the amendment to the articles of incorporation, the 2003 Stock Option Plan for Non-Employee Directors and each other item to be voted on at the annual meeting will require the affirmative vote of the holders of a majority of the votes cast at the annual meeting. Abstentions and broker "non-votes" are not counted as votes cast on any matter to which they relate.

         A NOTE ABOUT OUR COMMON STOCK OFFERING. In February, we filed a Registration Statement on Form SB-2 with the Securities and Exchange Commission for the offering and sale of up to $10,000,000 of shares of our common stock. As of the record date, the offering had not been completed and the results of the offering are not reflected in our disclosures in this proxy statement. If you purchase shares in the offering, you will not have owned those shares on the record date of the annual meeting and you therefore will not have the right to vote those shares at the annual meeting.

                                 SHARE OWNERSHIP

         The following table sets forth certain information as of March 1, 2003 concerning the number and percentage of shares of the common stock beneficially owned by our directors and executive officers, and by all of our directors and executive officers as a group. Except as noted below, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. We are not aware of any person or persons who beneficially own in excess of 5% of our common stock. Further, we are not aware of any arrangement which at a subsequent date may result in a change of control of Citizens First Corporation.

                         NUMBER OF SHARES              PERCENT OF ALL
NAME                     BENEFICIALLY OWNED            SHARES OWNED
-----                    ------------------            ------------
DIRECTORS:
Jerry E. Baker                     16,000                  2.49%
Billy J. Bell                      20,000                  3.11%
Barry D. Bray                       9,400(1)               1.46%
Mary D. Cohron                     16,000                  2.49%

Floyd H. Ellis                     18,645                  2.90%
Sarah Glenn Grise                   1,050                  0.16%
John J. Kelly                           0                     0%
James H. Lucas                     10,430(2)               1.56%
Joe B. Natcher, Jr.                 6,700(3)               1.04%
John T. Perkins                    10,000(4)               1.56%
Jack Sheidler                      11,080                  1.72%
Wilson Stone                            0                     0%
EXECUTIVE OFFICERS:
M. Todd Kanipe                        750                  0.12%
Bill D. Wright                        500                  0.08%
ALL DIRECTORS AND EXECUTIVE
 OFFICERS AS A GROUP (14          120,555                 18.75%
  PERSONS)
-------------
(1) Includes 1,000 shares held by Mr. Bray's wife.
(2) Includes 10,000 shares held by Mr. Lucas' wife.
(3) Shares are jointly owned with Mr. Natcher's wife.
(4) Includes 3,333 shares held in an individual retirement account for the benefit of Mr. Perkins' wife.

                              ELECTION OF DIRECTORS

         Our board of directors is divided into three classes, each consisting as nearly as possible of one third of the total number of directors. Presently, the board has twelve members, with each class consisting of four directors. At the annual meeting, four directors will be elected to serve as Class III directors for three-year terms ending in 2006 and until their successors are elected and qualify.

         Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect the four nominees named in the following table. Ms. Cohron, Mr. Baker and Mr. Ellis were elected at the 2000 annual meeting of shareholders and Mr. Kelly was appointed as a Class III director in 2003 by the board of directors to fill a vacancy created by an increase in the number of directors. All of the nominees have agreed to serve if elected. If there are additional nominees at the meeting, the nominees receiving the highest number of votes will be elected to the available directorships.

         The board of directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable for election, the persons named in the accompanying form of proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the board of directors.

         The following table gives the indicated information for each nominee and incumbent director and other executive officers who are not nominees or incumbent directors.


        NAME, AGE, AND PRESENT             DIRECTOR                     PRINCIPAL OCCUPATION OR EMPLOYMENT
              POSITION(S)                    SINCE                        DURING PAST FIVE OR MORE YEARS

CLASS III NOMINEES FOR ELECTION AT THE ANNUAL MEETING:

Jerry E. Baker (71)                          1998       Chairman, Airgas Mid-America,  Inc., an industrial gas and welding
Director                                                equipment supplier

Mary D. Cohron (55)                          1998       President   and  Chief   Executive   Officer  of  Citizens   First
Director, President and Chief                           Corporation   and  Citizens  First  Bank  since  August  1998  and
Executive Officer                                       February 1999,  respectively;  previously,  Board Team Development
                                                        Services  Provider  for Kentucky  School  Boards  Association  and
                                                        strategic planning and business consultant
Floyd H. Ellis (76)                          1998       Retired  President  and  Chief  Executive  Officer,  Warren  Rural
Chairman of the Board of  Directors                     Electric Cooperative Corporation

John J. Kelly (68)                           2003       Dentist
Director

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2004:


Billy J. Bell (69)                           1998       Co-owner and  Secretary/Treasurer of Mid-South Feeds, Inc., a feed
Director                                                manufacturer

James H. Lucas (70)                          1998       Of Counsel, English, Lucas, Priest & Owsley, a law firm
Director

Joe B. Natcher, Jr. (45)                     1998       President and Chief Executive  Officer of Southern Foods,  Inc., a
Director                                                food service distributor

Jack Sheidler (46)                           2002       Real estate developer in Kentucky, Oklahoma and Tennessee
Director

CLASS II DIRECTORS WHOSE TERMS EXPIRE IN 2005:

Barry D. Bray (56)                           1999       Vice   President  and  Chief  Credit  Officer  of  Citizens  First
Director,   Vice  President  and  Chief                 Corporation  and  Citizens  First  Bank  since  January  1999  and
Credit Officer                                          February 1999, respectively;  previously, Executive Vice President and  Chief  Credit  Officer  of Trans  Financial  Bank  from  1982 through 1998

Sarah Glenn Grise (46)                       2002       Civic  volunteer;  formerly,  General Manager of TKR
Director                                                Cable of Southern Kentucky

John T. Perkins (60)                         1998       Consultant  to  Citizens  First  Bank  since  January  2002;  Vice
Director                                                President   and  Chief   Operating   Officer  of  Citizens   First
                                                        Corporation and Citizens First Bank from August 1998 and February
                                                        1999, respectively, through 2001; previously, bank
                                       4

                                                        consultant from April
                                                        1995 to July 1998 and
                                                        Chief Operating Officer,
                                                        Trans Financial Bank,
                                                        from July 1973 to April
                                                        1995
Wilson Stone (50)                            2002       Allen  County,  Kentucky  farmer and Board  Trainer  for  Kentucky
Director                                                School Boards Association

NON-DIRECTOR EXECUTIVE OFFICERS:

Bill D. Wright (43)                                     Vice President,  Chief Financial Officer and Treasurer of Citizens
Vice  President  and  Chief   Financial                 First   Corporation  and  Citizens  First  Bank  since  May  2000;
Officer                                                 previously  Assistant Controller and Assistant Treasurer for Trans
                                                        Financial Bank, Inc.
M. Todd Kanipe (34)
Vice President and Trust                                Vice President and TrustRelationship Manager of Citizens
Relationship Manager                                    First Vice President and Trust Relationship Bank since 1999; previously commercial lender for Trans Financial Bank, Inc.

         Our board of directors has two standing committees: the Audit Committee and the Compensation Committee. We have not established a standing nominating committee or a committee performing similar functions.

         The Audit Committee held three meetings during 2002. The members of the Audit Committee for 2002 were Ms. Grise and Messrs. Baker, Bell, Ellis, Lucas, Natcher, Sheidler and Stone. All members of our Audit Committee are independent directors (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards).

         The Audit Committee's functions are [i] to recommend to the board of directors the accounting firm to be selected as the independent auditors for Citizens First Corporation and its subsidiaries and [ii] to act on behalf of the board of directors in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the board of directors with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee has adopted a written charter, a copy of which is attached to this proxy statement as Appendix A.

         The Compensation Committee establishes the compensation arrangements for our executive officers. The Compensation Committee held one meeting during 2002. The members of the Compensation Committee during 2002 were Ms. Grise and Messrs. Baker, Bell, Ellis and Sheidler.

         Five meetings of the board of directors were held during 2002. All of our directors attended 75% or more of the combined total of the meetings of the board of directors and of all committees on which they served.

                       APPROVAL OF 2002 STOCK OPTION PLAN

         On December 9, 2002, the board of directors adopted the 2002 Stock Option Plan, which also became effective on the same date subject to the approval of the shareholders at the annual meeting. The purpose of the plan is to afford key employees an incentive to remain in the employ of Citizens First Corporation and its subsidiaries and to use their best efforts on its behalf and to aid Citizens First Corporation and its subsidiaries in attracting, maintaining and developing capable personnel of a caliber required to ensure our continued success.

         At the annual meeting, shareholders will be asked to approve the 2002 Stock Option Plan. Approval of the plan by our shareholders is required to qualify the options for favorable tax treatment as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The plan will not become effective unless approved by the holders of record of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2002 STOCK OPTION PLAN.

         The following constitutes a brief discussion of the material features of the plan and is qualified in its entirety by reference to the copy of the 2002 Option Plan which is attached as Appendix B to this proxy statement.

         The plan permits the grant of both incentive stock options or ISOs, within the meaning of Section 422 of the Code, and nonqualified stock options or NSOs. Employees designated by the Compensation Committee, including officers, may be granted incentive and nonqualified stock options. As of March 1, 2003, we had 51 full time equivalent employees.

         The plan will be administered by the Compensation Committee. The Compensation Committee selects the employees who will be granted options and determines the number of shares subject to each option, fixes the period during which each option may be exercised and fixes the prices at which shares subject to options may be purchased. The Compensation Committee will make any other determinations necessary or advisable for the administration of the plan.

         120,000 shares of common stock will be reserved for issuance under the plan. The shares to be issued under the plan will be currently authorized but unissued shares of common stock. The number of shares of common stock available under the plan or under an option will be automatically adjusted in the event of a stock dividend, stock split, reorganization, merger, combination or exchange of shares or like event. Shares of common stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted will be restored to the number of shares available for issuance under the plan.

         Each option granted under the plan will be evidenced by an agreement which will establish the period in which the option may be exercised. The maximum term of each ISO is ten years except for an ISO granted to an employee beneficially owning more than ten percent of the common stock (a "ten percent shareholder"). The exercise period for ISOs granted to a ten percent shareholder will not exceed five years from the date of grant. The exercise price of all ISOs and NSOs granted under the plan must be at least 100% of the fair market value of such shares on the date of grant or, in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value of such shares on such date. There is also a $100,000 limit on the value of stock (determined as of the date of grant) covered by ISOs that first become exercisable by an optionee in any calendar year.

         The purchase price of the shares to be paid at the time of exercise may be paid in cash by the optionee or a broker utilized by the optionee or in such other consideration as the Compensation Committee deems appropriate, including common stock already owned by the optionee.

         Options granted pursuant to the plan are not transferable except upon the death of an optionee, in which event they may be transferred only by will or in accordance with and to the extent provided for in the laws of descent and distribution. If an optionee's employment with us shall terminate for any reason other than death, disability or retirement, all rights to exercise options shall terminate at the date of such termination of employment. If an optionee's employment is terminated due to death or disability, the optionee's options may be exercised at the earlier of the expiration date of the options or one year after the date of termination. If an optionee's employment terminates by reason of retirement, unless provided otherwise in the option agreement, the optionee's right to exercise his or her options shall terminate at the earlier of the expiration date of the options or three months after termination of employment. The Compensation Committee may provide in the option agreement for the lapse of an option sooner than the foregoing times.

         ISOs granted under the plan are intended to be "incentive stock options" as defined by Section 422 of the Code. Under present law, the optionee of an ISO will not realize taxable income upon the grant or the exercise of the ISO. We will not receive an income tax deduction at either such time. If the optionee does not dispose of the shares of the common stock acquired upon exercising an ISO within either (i) two years after the grant of the ISO, or
(ii) one year after the date shares of the common stock are transferred to the optionee pursuant to the exercise of the ISO, the gain upon a subsequent disposition of the shares will be taxed at capital gain rates. If the optionee, within either of the above periods, disposes of the shares of common stock acquired upon exercise of the ISO, the optionee will recognize as ordinary income an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. In such event, we would be entitled to a corresponding income tax deduction equal to the amount recognized as ordinary income by the optionee. The gain in excess of such amount recognized by the optionee as ordinary income would be taxed as long-term capital gain or short term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

         The exercise of an ISO will result in the excess of the stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

         Upon exercise of an NSO granted under the plan or upon the exercise of an ISO that does not qualify for the tax treatment described above, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of the common stock received over the exercise price of such shares. That amount increases the optionee's basis in the stock acquired pursuant to the exercise of the NSO or ISO not qualifying for the tax treatment described above. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term capital gain or loss depending upon his holding period for the stock and upon the stock's subsequent appreciation or depreciation in value. We will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

         Awards of options under the plan will be made at the discretion of the Compensation Committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the plan in the future. Except for the 2002 Stock Option Plan and the 2003 Stock Option Plan for Non-Employee Directors described below, we do not have any other compensation plans under which our equity securities are authorized for issuance.

        APPROVAL OF THE 2003 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         On January 17, 2003, the board of directors adopted the 2003 Stock Option Plan for Non-Employee Directors, which also became effective on the same date subject to the approval of the shareholders at the annual meeting. The purpose of the plan is to assist us in promoting a greater identity of interest between our non-employee directors and our shareholders and in attracting and retaining non-employee directors by affording them an opportunity to share in our future successes.

         At the annual meeting, shareholders will be asked to approve the 2003 Stock Option Plan for Non-Employee Directors. The plan will not become effective unless approved by the holders of a majority of the votes cast at the annual meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2003 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.

         The following constitutes a brief discussion of the material features of the plan and is qualified in its entirety by reference to the copy of the plan which is attached as Appendix C to this proxy statement.

         The plan permits the grant of nonqualified stock options to our non-employee directors. Non-employee directors are members of the board of directors who are not full-time employees of Citizens First Corporation or any subsidiary. The Compensation Committee will make any determinations necessary or advisable for the administration of the plan.

         40,000 shares of common stock will be reserved for issuance under the plan. The shares to be issued under the plan will be currently authorized but unissued shares of common stock. The number of shares of common stock available under the plan or under an option will be automatically adjusted in the event of a stock dividend, stock split, reorganization, merger, combination or exchange of shares or like event. Shares of common stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted will be restored to the number of shares available for issuance under the plan.

         On the date of each annual meeting of shareholders, each non-employee director will be awarded an option to purchase shares of common stock in an amount to be determined by the Compensation Committee. Any person who becomes a non-employee director following the date of the annual meeting, whether by appointment or election as a director or a change in status from a full-time employee, will be awarded an option to purchase shares of common stock in the amount as determined by the Compensation Committee.

         Options granted under the plan will be immediately exercisable and, if not exercised, will lapse at the earliest of ten years from the date of grant or the date set in the agreement evidencing the option. The exercise price of any option will be the fair market value on the date of grant. The purchase price of the shares to be paid at the time of exercise may be paid in cash by the optionee or a broker utilized by the optionee or in such other consideration as the Compensation Committee deems appropriate, including common stock already owned by the optionee.

         Options granted pursuant to the plan are not transferable except upon the death of an optionee, in which event, they may be transferred only by will or in accordance with and to the extent provided for in the laws of descent and distribution. Upon a director's termination of service as a director, any and all outstanding options held by the director shall remain effective and may be exercised for a period of one year after the date of such termination.

         Upon exercise of an option granted under the plan, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of the common stock received over the exercise price of such shares. That amount increases the optionee's basis in the stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the stock, the optionee will recognize short-term or long-term capital gain or loss depending upon his holding period for the stock and upon the stock's subsequent appreciation or depreciation in value. We will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the optionee's exercise of the option.

             PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO
                      INCREASE THE AUTHORIZED COMMON STOCK

         The board of directors has adopted and recommended to the shareholders a proposal to amend our articles of incorporation to increase the number of authorized shares of our no par value common stock from 2,000,000 to 5,000,000 shares. On March 1, 2003, there were 643,053 shares of common stock outstanding.

         At March 1, 2003, there were 160,000 shares of common stock reserved for issuance under our proposed stock option plans. In addition, in February, we filed a registration statement with the Securities and Exchange Commission for the offering and sale of up to $10 million of shares of common stock. We may also be required to issue shares of our common stock in connection with our recent acquisition of Commonwealth Mortgage Company of Bowling Green, Inc. and Southern Kentucky Title Land Title, Inc. Using an assumed offering price of $15.50 per share in our registered offering (based on an assumed price range of $14.50 to $16.50 per share), an estimated 645,161 shares of our Common Stock could be issued in the proposed offering. In addition, the former owners of Commonwealth Mortgage Company of Bowling Green, Inc. and Southern Kentucky Land Title, Inc. will be entitled to receive, as a deferred purchase price payable over a five year period, up to $1,350,000 (the "Baseline") plus 25% of the amount, if any, by which Commonwealth's and Southern's net earnings exceed an annual earnings target baseline over the five year period. 25% of such deferred purchase price will be payable in the form of our Common Stock, valued at the average of the closing sales price of the stock over the last ten trading days of each calendar year during the period. At our option, an additional 25% of such deferred purchase price, if any, may be paid in Common Stock. Assuming that the Baseline is achieved and based on an assumed value of $15.50 per share, we could be required to issue up to 21,774 shares of our Common Stock to the former owners of Commonwealth Mortgage and Southern Kentucky Land Title over the five year period. Except as described above or to the extent that we may issue shares of common stock pursuant to our stock option plans, we have not entered into any agreements or understandings, and have no present plans, for the issuance of additional shares of common stock, but desire to have such shares available for future issuances as the need may arise. No further shareholder approval would be required prior to the issuance of the additional shares authorized by this amendment.

POSSIBLE NEGATIVE ASPECTS OF THE SHARE INCREASE TO SHAREHOLDERS

        You should be aware that the issuance of shares of our Common Stock in connection with the acquisition of Commonwealth and Southern and in the registered offering as described above, as well as the future issuance of any of the additional shares of Common Stock authorized by the proposed amendment to our articles of incorporation, if approved, will have a dilutive effect on earnings per share and the relative voting power of our present stockholders.

         The board of directors' purpose in proposing the increase in the number of authorized shares of common stock is to have shares available for future issuances from time to time as and when the board of directors determines that such issuances may be desirable. The additional shares of common stock could be used to dilute the stock ownership of a person seeking to obtain control of Citizens First Corporation or could be privately placed with purchasers who would support the board of directors in opposing a hostile takeover attempt. This proposal to amend the articles of incorporation is not a response to any effort of which we are aware to accumulate our common stock or obtain control of Citizens First Corporation, nor is it part of a plan by management to recommend a series of similar amendments to the board of directors and shareholders. The board of directors does not presently contemplate recommending the adoption of any other amendments to the articles of incorporation which could be construed to affect the ability of third parties to take over or change control of Citizens First Corporation.

         The current articles of incorporation and bylaws of Citizens First contain other provisions which could be viewed as discouraging takeovers, including a staggered board of directors, authorized but unissued preferred stock with respect to which the board of directors retains the power to determine voting rights, limitations on the ability to call special meetings of shareholders, and procedures to be complied with in order for a matter to be properly before a meeting of shareholders. The adoption of this proposed amendment to the articles of incorporation may render more difficult or discourage certain transactions such as a merger, tender offer or proxy contest or assumption of control by a holder of a larger block of our securities and the removal of incumbent management, but the board of directors believes that encouraging potential acquirers to negotiate with the board of directors on a potential acquisition is in our best interest.

         In addition to common stock, under our current articles of incorporation we are authorized to issue 500 shares of preferred stock, in series. As of March 1, 2003, there were no such shares of preferred stock outstanding, but pursuant to a shareholder rights plan adopted by the board of directors, rights have been issued to the holders of our common stock entitling such holders, subject to the terms of such plan, to acquire shares of our preferred stock.

         The adoption of this proposed amendment to the articles of incorporation requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. The complete text of the proposed amendment to the articles of incorporation is set forth on Appendix D to this proxy statement; however, such text is subject to change as may be required by the Kentucky Secretary of State.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by Citizens First Corporation and Citizens First Bank to or on behalf of our President and Chief Executive Officer and each other executive officer who had annual salary and bonus that exceeded $100,000 in 2002. Disclosure for other officers is not required because none had annual salary and bonus that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                         ALL OTHER
NAME AND PRINCIPAL POSITION                              YEAR          SALARY          COMPENSATION
---------------------------                              ----          ------          ------------
Mary D. Cohron, President and Chief Executive Officer    2002         $135,000              $7,756
                                                         2001         $108,000              $6,519
                                                         2000         $ 96,437              $5,593
Bill D.  Wright,  Vice  President  and Chief  Financial  2002         $107,960              $6,938
Officer                                                  2001         $ 86,071              $5,809
                                                         2000         $ 52,308              $3,245
-------------------------
(1)      Other compensation for 2002 includes: (a) the match of up to 3% of the officer's salary under the Savings Incentive Match Plan for Employees
         ($3,750 for Ms. Cohron and $2,939 for Mr. Wright); (b) the cost of life insurance premiums paid on behalf of the officer for coverage equal to annual salary ($348 for Ms. Cohron and $341 for Mr. Wright); and (c)
         the portion of the cost
                                       11

         of health insurance coverage for such officer that is paid by Citizens
         First ($3,658 for each of Ms. Cohron and Mr.Wright). All of our full-time employees receive similar benefits.

EMPLOYMENT AGREEMENTS

         Citizens First and Mary D. Cohron entered into an employment agreement dated September 14, 1998, which provides for the employment of Ms. Cohron as our President and Chief Executive Officer. The agreement provides for payment to Ms. Cohron of an initial annual salary of $95,000, subject to adjustment by the board of directors. Such salary is exclusive of any bonus which may be paid in the determination of the board of directors based on our performance. The agreement was automatically renewed for a new three year term on August 1, 2001, and may be terminated by us upon 60 days notice for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to a full year's salary. Ms. Cohron may voluntarily terminate her employment upon 60 days notice. In the event of Ms. Cohron's termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from performing in Warren County and any contiguous county duties for a banking organization comparable to the duties performed for us or Citizens First Bank.

         Citizens First and Bill D. Wright are parties to an employment agreement effective May 15, 2000 which provides for Mr. Wright's employment by us as Chief Financial Officer. The agreement provides for the payment to Mr. Wright of an initial annual salary of $85,000, subject to adjustment by the board of directors. The agreement continues through May 14, 2003, and will be automatically renewed for a new three year term unless either party gives 60 days prior notice that it does not intend to renew the agreement. The employment agreement may be terminated by us upon 60 days notice for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Mr. Wright the value of accrued fringe benefits through the date of termination and compensation equal to a full year's salary. Mr. Wright may voluntarily terminate his employment upon 60 days notice. In the event of termination of employment prior to the natural expiration of the agreement, Mr. Wright will be prohibited for one year from performing in Warren County or any contiguous county duties for a banking organization comparable to the duties performed for us or Citizens First Bank.

DIRECTOR COMPENSATION

         Our directors receive $200 per month for each month in which they attend a board of directors or board committee meeting. We also reimburse directors for the expenses they incur to attend the meetings. Upon approval by the shareholders at the annual meeting, the 2003 Stock Option Plan for Non-Employee Directors will provide for the issuance to our non-employee directors of options to purchase up to an aggregate of 40,000 shares of our common stock.

                              CERTAIN TRANSACTIONS

         Through Citizens First Bank, we have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates. All loans to such persons or their associates have been on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others, and have not involved more than normal risk of collectibility or other unfavorable features.

                             AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2002 with our management. The Committee has also reviewed and discussed with BKD, LLP, our independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as modified and supplemented, relating to the conduct, scope and results of the audit, has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with the independent accountants the independent accountant's independence.

         Based upon such review and discussions, the Audit Committee recommended to the board of directors that, and the board of directors has approved, the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002. The board of directors and the Audit Committee have also recommended, subject to shareholder ratification, the selection of our independent accountants.

                         Members of the Audit Committee:

                       Jerry D. Baker      Billy J. Bell
                       Floyd H. Ellis      Sarah Glenn Grise
                       James H. Lucas      Joe B. Natcher, Jr.
                       Jack Sheidler       Wilson Stone

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The board of directors, upon recommendation of its Audit Committee, has appointed BKD, LLP as our independent auditors with respect to its operations for the year 2003, subject to ratification by the shareholders. In taking this action, the members of the board of directors and the Audit Committee considered carefully BKD, LLP's performance in that capacity since its original retention in 2000, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

         Although our bylaws do not require shareholders to approve our independent accountants, there will be presented at the annual meeting a proposal for the ratification of this appointment, which the board of directors believes is advisable and in the best interests of the shareholders. If the appointment of BKD, LLP is not ratified, the matter of the appointment of independent accountants will be reconsidered by the board of directors. To ratify the selection of BKD, LLP, the holders of a majority of the votes cast at the annual meeting must vote in favor of the proposal.

         Representatives of BKD, LLP will be present at the annual meeting to make a statement if they desire to do so and to answer appropriate questions that may be asked by shareholders.

AUDIT FEES

         The aggregate fees incurred for professional services for the audit of our annual financial statements for the year ended December 31, 2002 and for the reviews of our interim financial statements included in our Forms 10-Q for the year ended December 31, 2002 were $41,914.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         We were not billed any fees for professional services rendered in connection with the design and/or implementation of our financial information systems by BKD, LLP for the year ended December 31, 2002.

ALL OTHER FEES

         There were no fees billed for services rendered by BKD, LLP, other than the services covered under the caption "Audit Fees" above, for the year ended December 31, 2002.

         The Audit Committee of the board of directors has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees", above, is compatible with maintaining the principal accountant's independence.

                                  OTHER MATTERS

         The board of directors does not know of any other matters requiring a vote of shareholders to be brought before the annual meeting. If, however, any such other matters are presented, the persons named in the accompanying form of proxy or their substitutes will vote such proxy according to their best judgment on such matters.

                              SHAREHOLDER PROPOSALS

         Any proposal that a shareholder may desire to be included in the board of directors' proxy statement for presentation at the 2004 annual meeting of shareholders must be received not later than November 11, 2003 in order to be considered for inclusion. All such proposals should be sent to the Secretary of Citizens First Corporation at 1805 Campbell Lane, Bowling Green, Kentucky 42104. Shareholder proposals submitted after January 26, 2004 will be considered untimely, and the proxy solicited by us for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.

                             SOLICITATION OF PROXIES

         This solicitation of proxies by the board of directors is being conducted primarily by mail. We will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the meeting to beneficial owners. Certain officers, directors, and regular employees may also solicit proxies on behalf of the board of directors by means of telephone calls, personal interviews, and mail at no additional expense to us.

                       By order of the Board of Directors


                            /s/ James H. Lucas
                            ------------------
                                James H. Lucas, Secretary

Bowling Green, Kentucky
March 14, 2003


         ALL SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE RETURN ENVELOPE ENCLOSED FOR THAT PURPOSE.

                                   APPENDIX A

                           CITIZENS FIRST CORPORATION
                             AUDIT COMMITTEE CHARTER

         1.       PURPOSE

                  The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to:
(i) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others; and (iv) the performance of the Company's independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

                  Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

         2.       ORGANIZATION

                  The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the applicable independence, financial literacy and experience requirements of
Section 10A of the Securities Exchange Act of 1934 and any other regulatory requirements.

                  Committee members shall be elected by the Board annually. Members shall serve until their successors shall be duly elected and qualified. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

         3.       MEETINGS

                  The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with management and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

         4.       RESPONSIBILITIES AND DUTIES

                  In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with management but shall not delegate these responsibilities.

                  TO FULFILL ITS RESPONSIBILITIES AND DUTIES, THE AUDIT COMMITTEE SHALL:

                  A. WITH RESPECT TO THE INDEPENDENT AUDITORS:

                           [1] Be directly responsible for the appointment,
                  compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

                           [2] Have the sole authority to review in advance, and
                  grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith, to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

                           [3] Review the performance of the Company's
                  independent auditors on at least an annual basis.

                           [4] On an annual basis, review and discuss with the
                  independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The Committee:
                  (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standard No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

                           [5] At least annually, obtain and review an annual
                  report from the independent auditors describing (i) the independent auditors' internal quality control procedures and
                  (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

                           [6] Review all reports required to be submitted by
                  the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

                           [7] Review, based upon the recommendation of the
                  independent auditors, the scope and plan of the work to be done by the independent auditors for each fiscal year.

                  B. WITH RESPECT TO FINANCIAL STATEMENTS:

                           [1] Review and discuss with management and the
                  independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to shareholders, any governmental body, any stock exchange or the public.

                           [2] Review and discuss with management and the
                  independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

                           [3] Discuss with the independent auditors the matters
                  required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

                           [4] Recommend to the Board of Directors, if
                  appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

                           [5] Prepare the report required by the Securities and
                  Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

                  C. PERIODIC AND ANNUAL REVIEWS:

                           [1] Periodically review separately with each of
                  management and the independent auditors (i) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.

                           [2] Periodically discuss with the independent
                  auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

                           [3] Consider and approve, if appropriate, significant
                  changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management and review with the independent auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

                           [4] Review with management, the independent auditors,
                  and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

                           [5] Obtain and review an annual report from
                  management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

                  D. DISCUSSIONS WITH MANAGEMENT:

                           [1] Review and discuss with management the Company's
                  earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

                           [2] Review and discuss with management all material
                  off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

                           [3] Inquire about the application of the Company's
                  accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences that may have a material impact on the financial statements of the Company.

                           [4] Review and discuss with management all
                  disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

                           [5] Obtain explanations from management for unusual
                  variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

                  E. WITH RESPECT TO INTERNAL CONTROLS:

                           [1] In consultation with the independent auditors,
                  review the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations.

                           [2] Establish procedures for (i) the receipt,
                  retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                  F. OTHER:

                           [1] Review and approve all related-party
                  transactions.

                           [2] Review and approve (i) any change or waiver in
                  the Company's code of business conduct and ethics for directors or executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

                           [3] Establish the policy for the Company's hiring of
                  employees or former employees of the independent auditors who were engaged on the Company's account.

                           [4] Review any management decision to seek a second
                  opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

                           [5] Review with management and the independent
                  auditors the sufficiency and quality of the financial and accounting personnel of the Company.

                           [6] Review and reassess the adequacy of this Charter
                  annually and recommend to the Board any changes the Committee deems appropriate.

                           [7] Perform any other activities consistent with this
                  Charter, the Company's By-laws and governing law as the Committee or the Board deems necessary or appropriate.

         5.       RESOURCES

                  The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                  The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.
                                       A-5

                                   APPENDIX B

                           CITIZENS FIRST CORPORATION
                             2002 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Citizens First Corporation 2002 Stock Option Plan is to promote the interests of the Company by affording an incentive to certain key employees to remain in the employ of the Company and its Subsidiaries and to use their best efforts in its behalf and to aid the Company and its Subsidiaries in attracting, maintaining, and developing capable personnel of a caliber required to ensure the continued success of the Company and its Subsidiaries by means of an offer to such persons of an opportunity to acquire or increase their proprietary interest in the Company through the granting of incentive stock options, nonstatutory stock options or performance-based options to purchase the Company's stock pursuant to the terms of the Plan.

         2. DEFINITIONS.

                  A. "Board" means the Company's Board of Directors.

                  B. "Code" means the Internal Revenue Code of 1986, as amended.

                  C. "Committee" means the Compensation Committee of the Board that administers the Plan, pursuant to Section 4.

                  D. "Common Stock" means the Company's common stock, no par value, or the common stock or securities of a Successor that have been substituted theretofore pursuant to Section 9.

                  E. "Company" means Citizens First Corporation, a Kentucky corporation, with its principal place of business at 1805 Campbell Lane, Bowling Green, Kentucky 42104.

                  F. "Disability" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and that renders Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Committee may require.

                  G. "ISO" means an option to purchase Common Stock which at the time the option is granted under the Plan qualifies as an incentive stock option within the meaning of Code Section 422.

                  H. "NSO" means a nonstatutory stock option to purchase Common Stock which at the time the option is granted under the Plan does not qualify as an ISO.

                  I. "Option Price" means the price to be paid for Common Stock upon the exercise of an option granted under the Plan in accordance with Section 7.B.

                  J. "Optionee" means an employee to whom options have been granted under the Plan.

                  K. "Optionee Representative" means the Optionee's estate or the person or persons entitled thereto by will or by applicable laws of descent and distribution.

                  M. "Plan" means the Citizens First Corporation 2002 Stock Option Plan, as set forth herein, and as amended from time to time.

                  N. "Subsidiary" shall mean any corporation which at the time an option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Code Section 424(f), or any similar provision thereafter enacted.

                  O. "Successor" means the entity surviving a merger or consolidation with the Company, or the entity that acquires all or a substantial portion of the Company's assets or outstanding capital stock (whether by merger, purchase or otherwise).

                  Q. "Ten Percent Shareholder" means an employee who, at the time an option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary employing the Optionee or of its parent (within the meaning of Code Section 424(e)) or subsidiary (within the meaning of Code Section 424(f)) corporation.

         3. SHARES SUBJECT TO PLAN.

                  A. AUTHORIZED UNISSUED OR TREASURY SHARES. Subject to the provisions of Section 9, the shares to be delivered upon exercise of options granted under the Plan shall be made available, at the discretion of the Board, from the authorized unissued shares or treasury shares of Common Stock.

                  B. AGGREGATE NUMBER OF SHARES. Subject to adjustments and substitutions made pursuant to the provisions of Section 9, the aggregate number of shares that may be issued upon exercise of all options that may be granted under the Plan shall not exceed One Hundred Twenty Thousand (120,000) of the Company's authorized shares of Common Stock.

                  C. SHARES SUBJECT TO EXPIRED OPTIONS. If any option granted under the Plan expires or terminates for any reason without having been exercised in full in accordance with the terms of the Plan, the shares of Common Stock subject to, but not delivered under, the option shall become available for any lawful corporate purpose, including for transfer pursuant to other options granted to the same employee or other employees without decreasing the aggregate number of shares of Common Stock that may be granted under the Plan.

         4. ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Board. The Compensation Committee shall have full power and authority to construe, interpret, and administer the Plan and to adopt such rules and regulations for carrying out the Plan as it may deem proper and in the best interests of the Company.

         5. GRANT OF OPTIONS.

                  A. BOARD AUTHORITY. Subject to the terms, provisions and conditions of the Plan, the Board shall have full and final authority in its discretion: (i) to select the employees to whom options shall be granted; (ii) to authorize the granting of ISOs and NSOs, or a combination of ISOs and NSOs;
(iii) to determine the number of shares of Common Stock subject to each option;
(iv) to determine the time or times when options shall be granted, the manner in which each option shall be exercisable, and the duration of the exercise period;
(v) to fix such other provisions of the option agreement as it may deem necessary or desirable consistent with the terms of the Plan; and (vi) to determine all other questions relating to the administration of the Plan. The interpretation of any provisions of the Plan by either the Board or the Compensation Committee shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Board or the Compensation Committee in administering the Plan.
                  B. $100,000 ISO LIMITATION. Notwithstanding the foregoing, the aggregate fair market value (determined as of the date the option is granted) of the Common Stock for which ISOs shall first become exercisable by an Optionee in any calendar year under all ISO plans of the Company and its Subsidiaries shall not exceed $100,000. Options in excess of this limitation shall constitute NSOs.

         6. ELIGIBILITY. Key employees of the Company and its subsidiaries including officers and directors, shall be eligible to receive options under the Plan. No director of the Company who is not also an employee of the Company or a Subsidiary shall be entitled to receive an option under the Plan. Key employees to whom options may be granted under the Plan shall be those elected by the Board from time to time who, in the sole discretion of the Board, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and its Subsidiaries.

         7. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an option agreement signed by the Optionee and by a member of the Board on behalf of the Company. An option agreement shall constitute a binding contract between the Company and the Optionee, and every Optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan and that the Board may deem appropriate.

A. OPTION PERIOD. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The Board may extend such period provided that, in the case of an ISO, such extension shall not in any way disqualify the option as an ISO without the Optionee's consent. Such period, including any such extensions, shall not exceed ten
                           (10) years from the date of grant, provided, however, that in the case of an ISO granted to a Ten Percent Stockholder, such period, including extensions, shall not exceed five (5) years from the date of grant.

B. OPTION PRICE. The Option Price for ISOs and NSOs shall be: (i) the fair market value of the Common Stock on the date the option is granted, or (ii) in the case of an ISO granted to a Ten Percent Shareholder, one hundred ten percent (110%) of the fair market value of the Common Stock on the date the option is granted and shall be subject to adjustments in accordance with the provisions of Section 9.

C. FAIR MARKET VALUE. The fair market value of Common Stock on any given measurement date shall be determined as follows:

                           [1] if the Common Stock is traded on the
                  over-the-counter market, the closing sale price for the Common Stock in the over-the-counter market on the measurement date (or if there was no sale of the Common Stock on such date, on the immediately preceding date on which there was a sale of the Common Stock), as reported by the National Association of Securities Dealers Automated Quotation System; or

                           [2] if the Common Stock is listed on a national
                  securities exchange, the closing sale price for the Common Stock on the Composite Tape on the measurement date; or

                           [3] if the Common Stock is neither traded on the
                  over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

                  D. PAYMENT OF OPTION PRICE. Each option shall provide that the purchase price of the shares as to which an option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Board deems acceptable, and which other consideration in the Board's sole discretion may include: (i) Common Stock of the Company already owned by the Optionee having a total fair market value on the date of exercise, determined in accordance with Section 7.C., equal to the purchase price, (ii) Common Stock of the Company issuable upon the exercise of a Plan option and withheld by the Company having a total fair market value on the date of exercise, determined in accordance with Section 7.C., equal to the purchase price, as long as the Optionee can produce evidence of ownership for at least six months of a sufficient number of shares of Common Stock of the Company ("Mature Shares") which would cover the option exercise price, or (iii) a combination of cash and Common Stock of the Company (either shares already owned by the Optionee or shares being withheld upon the exercise of a Plan option, with evidence of Mature Shares) having a total fair market value on the date of exercise, determined in accordance with Section 7.C, equal to the amount of the purchase price not paid in cash.

                  E. MANNER OF EXERCISE. Subject to the terms and conditions of any applicable option agreement, any option granted under the Plan may be exercised in whole or in part. To initiate the process for the exercise of an option: (i) the Optionee shall deliver to the Company, or to a broker-dealer in the Common Stock with the original copy to the Company a written notice specifying the number of shares as to which the option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for the purpose of resale or distribution; and (ii) the Optionee, or the broker-dealer, shall pay for the exercise price of such shares with cash, or if the Board in its discretion agrees to so accept, by delivery to the Company of Common Stock of the Company (either shares already owned by the Optionee or shares being withheld upon the exercise of a Plan option, with evidence of Mature Shares), or in some combination of cash and such Common Stock acceptable to the Board. If payment of the Option Price is made with Common Stock, the value of the Common Stock used for such payment shall be the fair market value of the Common Stock on the date of exercise, determined in accordance with Section 7.C. The date of exercise of a stock option shall be determined under procedures established by the Board, but in no event shall the date of exercise precede the date on which both the written notice of intent to exercise an option and full payment of the exercise price for the shares as to which the option is being exercised have been received by the Company. Promptly after receiving full payment for the shares as to which the option is being exercised and, provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Optionee, deliver to Optionee a certificate for such shares of the Common Stock. If an Optionee fails to accept delivery of the Common Stock, the Optionee's rights to exercise the applicable portion of the option shall terminate.

                  F. EXERCISES CAUSING LOSS OF COMPENSATION DEDUCTION. No part of an option may be exercised to the extent the exercise would cause the Optionee to have compensation from the Company and its affiliated companies for any year in excess of $1 million and which is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m). Any option not exercisable because of this limitation shall continue to be exercisable in any subsequent year in which the exercise would not cause the loss of the Company's or its affiliated companies compensation tax deduction, provided such exercise occurs before lapse of the option, and otherwise complies with the terms and conditions of the Plan and option agreement.

                  G. INVESTMENT REPRESENTATION. Each option agreement may provide that, upon demand by the Board for such a representation, the Optionee or Optionee Representative shall deliver to the Board at the time of any exercise of an option or portion thereof a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation before delivery of Common Stock issued upon exercise of an option and before expiration of the option period shall be a condition precedent to the right of the Optionee or Optionee Representative to purchase Common Stock.

                  H. ISOS. Each option agreement which provides for the grant of an ISO to an employee shall contain such terms and provisions as the Board deems necessary or desirable to qualify such option as an ISO within the meaning of Code Section 422.

                  I. EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT. Unless the Board, in its sole discretion, provides otherwise in the option agreement, these conditions shall apply to the ability of an Optionee to exercise his or her options:

                           [1] If an Optionee dies; (i) while an employee of the
                  Company or a Subsidiary, or (ii) within three (3) months after termination of employment with the Company or a Subsidiary because of a Disability, the Optionee's options may be exercised by Optionee Representative, to the extent that the Optionee shall have been entitled to do so on the date of death or employment termination, but not later than the expiration date specified in Section 7.A or one (1) year after the Optionee's death, whichever date is earlier.

                           [2] If an Optionee's employment by the Company or a
                  Subsidiary terminates because of the Optionee's Disability and the Optionee has not died within the following three (3) months, the Optionee may exercise his or her options, to the extent that he or she shall have been entitled to do so at the date of employment termination, at any time, or from time to time, but not later than the expiration date specified in Section 7.A or one (1) year after termination of employment, whichever date is earlier.

                           [3] If an Optionee's employment terminates by reason
                  of retirement in accordance with the terms of the Company's tax-qualified retirement plans or with the consent of the Board, all right to exercise his or her options shall terminate at the expiration date specified in Section 7.A or three (3) months after employment termination, whichever date is earlier.

                           [4] If an Optionee's employment terminates for any
                  reason other than death, Disability, or retirement, all rights to exercise his or her options shall terminate on the date of employment termination.

                  J. LEAVES OF ABSENCE. The Board may, in its discretion, treat all or any portion of any period during which an Optionee is on military or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such Optionee by the Company or Subsidiary for purposes of accrual of the Optionee's rights under the Plan. Notwithstanding the foregoing, if a leave of absence exceeds ninety (90) days and reemployment is not guaranteed by contract or statute, the Optionee's employment by the Company or a Subsidiary for the purposes of the Plan shall be deemed to have terminated on the 91st day of the leave.

                  K. TRANSFERABILITY OF OPTIONS. An option granted under the Plan may not be transferred by the Optionee otherwise than by will or the laws of descent and distribution, and during the lifetime of the Optionee to whom granted, may be exercised only by the Optionee.

                  L. NO RIGHTS AS SHAREHOLDER. No Optionee or Optionee Representative shall have any rights as a shareholder with respect to Common Stock subject to option before the date of transfer to the Optionee of a certificate or certificates for the shares.

                  M. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any option granted under the Plan shall not confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary by which an Optionee is employed to terminate employment at any time.

                  N. TAX WITHHOLDING. To the extent required by applicable law, the Optionee shall, on the date of exercise, make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an option exercise or any sale of shares. The Board, in its sole discretion, may permit these obligations to be satisfied in whole or in part with: (i) cash paid by the Optionee or by a broker-dealer on behalf of the Optionee, (ii) shares of Common Stock that otherwise would be issued to the Optionee upon exercise of the option, as long as the Optionee can produce evidence of ownership of Mature Shares, and/or (iii) shares of Common Stock already owned by the Optionee. The Company shall not be required to issue shares for the exercise of an option until such tax obligations are satisfied and the Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

         8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver Common Stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The
                                       B6

Company shall not be required to issue or deliver any certificates for Common Stock before: (i) the listing of the Common Stock on any stock exchange or over-the-counter market on which the Common Stock may then be listed and (ii) the completion of any registration or qualification of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. To the extent the Company meets the then applicable requirements for the use thereof and to the extent the Company may do so without undue cost or expense, and subject to the determination by the Board of Directors of the Company that such action is in the best interest of the Company, the Company intends to register the issuance and sale of such Common Stock by the Company under federal and applicable state securities laws using a Form S-8 registration statement under the Securities Act of 1933, as amended, or such successor Form as shall then be available.

         9. CAPITAL ADJUSTMENTS AFFECTING STOCK, MERGERS AND CONSOLIDATIONS.

                  A. CAPITAL ADJUSTMENTS. In the event of a capital adjustment in the Common Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to the Plan and the number of shares under option shall be automatically adjusted to take into account such capital adjustment. By virtue of such a capital adjustment, the price of any share under option shall be adjusted so that there shall be no change in the aggregate purchase price payable upon exercise of any such option.

                  B. MERGERS AND CONSOLIDATIONS. In the event the Company merges or consolidates with another entity, or all or a substantial portion of the Company's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by a Successor, the kind of shares of Common Stock that shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than the Common Stock, of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each Optionee shall have the right to purchase (a) that number of shares of common stock of the Successor that have a book value equal, as of the date of such merger, conversion or acquisition, to the book value, as of the date of such merger, conversion or acquisition, of the shares of Common Stock of the Company theretofore subject to the Optionee's option, (b) for a purchase price per share that, when multiplied by the number of shares of common stock of the Successor subject to the option, shall equal the aggregate Option Price at which the Optionee could have acquired all of the shares of Common Stock of the Company theretofore optioned to the Optionee.

                  C. NO EFFECT ON THE COMPANY'S RIGHTS. The granting of an option pursuant to the Plan shall not effect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         10. AMENDMENT, SUSPENSION, OR TERMINATION. The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interests of the Company, except that, without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders, no amendment shall be made that would:

                  A. increase the maximum number of shares of Common Stock which may be delivered under the Plan, except as provided in Section 9;

                  B. change the Option Price for an ISO, except as provided in
         Section 9;

                  C. extend the period during which an ISO may be exercised beyond the period provided in Section 7.A;

                  D. make any changes in any outstanding option, without the consent of the Optionee, which would adversely affect the rights of the Optionee; or

                  E. extend the termination date of the Plan.

         11. EFFECTIVE DATE, TERM AND APPROVAL. The effective date of the Plan is December 9, 2002, subject to the approval by the stockholders of the Company holding not less than a majority of the shares present and voting at its 2003 annual meeting of stockholders. The Plan shall terminate ten (10) years after the effective date of the Plan and no options may be granted under the Plan after such time, but any option granted prior thereto may be exercised in accordance with its terms.
         12. GOVERNING LAW; SEVERABILITY. The Plan shall be governed by the laws of the State of Delaware. The invalidity or unenforceability of any provision of the Plan or any option granted pursuant to the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the options granted hereunder, and such invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

         Dated this 9th day of December, 2002.



                                                  CITIZENS FIRST CORPORATION



                                           By:  /s/ Mary D. Cohron
                                                    ----------------------------
                                                    Mary D. Cohron
                                           President and Chief Executive Officer

                                   APPENDIX C

                           CITIZENS FIRST CORPORATION
                             2003 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

         1. PURPOSE; DEFINITIONS. The purposes of the Plan are (i) to assist the Company in promoting a greater identity of interest between the Company's Non-Employee Directors and the Company's shareholders; and (ii) to assist the Company in attracting and retaining Non-Employee Directors by affording them an opportunity to share in the future successes of the Company. For purposes of the Plan, the following terms are defined as set forth below:

         "Award" means the grant under the Plan of Stock Options.

         "Board" means the Board of Directors of the Company.

         "Committee" means the Compensation Committee of the Board or a subcommittee thereof, any successor thereto or such other committee or subcommittee as may be designated by the Board to administer the Plan.

         "Common Stock" or "Stock" means the Common Stock of the Company.

         "Company" means Citizens First Corporation, a corporation organized under the laws of the Commonwealth of Kentucky, or any successor thereto.

         "Fair Market Value" means, as of any given date,

         (i) if the Common Stock is traded on the over-the-counter market, the sale price for the Common Stock in the over-the-counter market on the measurement date (or if there was no sale of the Common Stock on such date, on the immediately preceding date on which there was a sale of the Common Stock), as reported by the National Association of Securities Dealers Automated Quotation System; or

         (ii) if the Common Stock is listed on a national securities exchange, the closing sale price for the Common Stock on the Composite Tape on the measurement date; or

         (iii) if the Common Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine;

         provided, however, that the Committee may in its discretion designate the actual sales price as Fair Market Value in the case of dispositions of Common Stock under the Plan.

         "Non-Employee Director" means each member of the Board who is not a full-time employee of the Company or of any corporation in which the Company owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote in the election of directors in such corporation.

         "Plan" means this 2003 Stock Option Plan for Non-Employee Directors, as amended from time to time.

         "Plan Year" means the period commencing at the opening of business on the day on which the Company's annual meeting of stockholders is held and ending on the day immediately preceding the day on which the Company's next annual meeting of stockholders is held.

         "Stock Option" or "Option" means the right to purchase a share of Stock at a price equal to Fair Market Value on the date of grant. All Stock Options granted under the Plan shall be nonqualified stock options.

         2. ADMINISTRATION. The Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for carrying out the Plan as it may deem appropriate. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with applicable laws, regulations, and tax and accounting principles and to meet the objectives of the Plan.

         Any determination made by the Committee in accordance with the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee, and all decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         3. ELIGIBILITY. Only Non-Employee Directors shall be granted Awards under the Plan.

         4. COMMON STOCK SUBJECT TO THE PLAN. Subject to adjustments and substitutions made pursuant to the provisions of Section 7, the total number of shares of Common Stock reserved and available for distribution pursuant to the Plan shall be 40,000 shares. If any Stock Option is forfeited or expires without the delivery of Common Stock to a participant, the shares subject to such Stock Option shall again be available for distribution in connection with other Awards under the Plan. Any shares of Common Stock that are used by a participant as full or partial payment of withholding or other taxes or as payment for the exercise price of a Stock Option shall be available for distribution in connection with other Awards under the Plan.

         5. AWARDS.

                  A. ANNUAL AWARD. On the first day of each Plan Year on and after the effective date of this Plan, each Non-Employee Director serving as such immediately after the annual meeting held on such day shall be awarded a grant of Stock Options to purchase shares of Stock in an amount to be determined by the Compensation Committee.

                   B. AWARD UPON INITIAL ELECTION. Any person who becomes a Non-Employee Director following the first day of a Plan Year, whether by appointment or election as a director or a change in status from a full-time employee, shall be awarded a grant of Stock Options to purchase shares of Stock in an amount to be determined by the Compensation Committee as provided in
Section 5.A above.

                  C. TERMS OF AWARDS. Options granted under the Plan shall be immediately exercisable and, if not exercised, shall lapse at the earliest of the following times: (i) ten (10) years from the date of grant; or (ii) the date set by the grant and specified in the applicable Award agreement. Subject to the applicable Award agreement, Stock Options may be exercised, in whole or in part, by giving written notice of exercise specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. As determined by the Committee, payment in full or in part may also be made in the form of Common Stock already owned by the Non-Employee Director valued at Fair Market Value; provided, however, that such Common Stock shall not have been acquired by the optionee within the preceding six months. The purchase price per share of Common Stock subject to a Stock Option shall be the Fair Market Value of the Common Stock on the date the Stock Option is granted and shall be subject to adjustment in accordance with the provisions of Section 7.

                  D. EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF SERVICE. Upon termination of service as a Non-Employee Director, any and all Stock Options held by the Non-Employee Director shall remain effective and may be exercised for a period of one year after the date of such termination of service.

         6. PLAN AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval if such approval is required under applicable law, or if such amendment would: (i) decrease the grant or exercise price of any Stock Option to less than the Fair Market Value on the date of grant or (ii) increase the total number of shares of Common Stock that may be distributed under the Plan. Except as may be necessary to comply with a change in the laws, regulations, the Committee may not, without stockholder approval, cancel any Stock Option and substitute therefor a new Stock Option with a lower option price. Except as set forth in any Award agreement, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award recipient's consent.

         7. CAPITAL ADJUSTMENTS AFFECTING STOCK. In the event of any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the Common Stock, the Board is authorized, to the extent it deems appropriate, to make substitutions or adjustments in the aggregate number and kind of shares of Common Stock reserved for issuance under the Plan and in the number, kind and price of shares of Common Stock subject to outstanding Awards (or to make provision for cash payments to the holders of Awards). By virtue of such capital adjustment, the price of any share of Stock subject to a Stock Option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such Option. The granting of an Option pursuant to the Plan shall not affect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications or changes of its capital structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         8. TRANSFERABILITY. Unless otherwise required by law, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution.

         9. AWARD AGREEMENTS. Each Award of a Stock Option under the Plan shall be evidenced by a written agreement (which need not be signed by the Award recipient unless otherwise specified by the Committee) that sets forth the terms, conditions and limitations for each such Award and such other terms and conditions hat are not inconsistent with the Plan and that the Committee may deem appropriate. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an Award without the Award recipient's consent.

  10. GENERAL PROVISIONS.

                  A. The Committee may require each person acquiring shares of Common Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission (or any successor agency), any stock exchange upon which the Common Stock is then listed, and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  B. Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for Non-Employee Directors.

                  C. No later than the date as of which an amount first becomes includible in the gross income of the participant for income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind which are required by law or applicable regulation to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising from an Award may be settled with Common Stock, including Common Stock that is part of, or is received upon exercise of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settling of withholding obligations with Common Stock.

                  D. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

                  E. If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

                  F. The Plan shall be effective upon approval by the stockholders of the Company at the 2003 Annual Meeting of Stockholders.

                                   APPENDIX D

                 PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION


Article IV of the Corporation's Restated Articles of Incorporation is amended in its entirety to read as follows:
                                   ARTICLE IV

                           The total number of shares of stock authorized to be
                  issued and the authorized class thereof shall be Five Million (5,000,000) shares of no par value common stock and Five Hundred (500) shares of preferred stock. The voting power of the common stock shall be one vote per share. The shareholders of common stock shall not have preemptive rights.

                           The preferred stock shall have the preferences,
                  limitations and relative rights as may be established from time to time by the Board of Directors. The Board of Directors is hereby vested with the authority to amend the Articles of Incorporation for purposes of setting forth the preferences, limitations and relative rights of the holders of preferred stock prior to the issuance of same without submitting the amendment to the Articles of Incorporation to the shareholders.


                                       D-1
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                APPENDIX TO PROXY STATEMENT - FORM OF PROXY CARD
                                     (Front)

PROXY

                           CITIZENS FIRST CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 17, 2003

         The undersigned hereby appoints Charles Hardcastle and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2003 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky on Thursday, April 17, 2003 at 5:00 p.m. local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

         1. ELECTION OF DIRECTORS
                  Nominees:   Jerry E. Baker, Mary D. Cohron, Floyd H. Ellis,
                              John J. Kelly

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):
OR
                  [ ] VOTE WITHHELD from all nominees listed above.

         2. APPROVAL OF 2002 STOCK OPTION PLAN

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         3. APPROVAL OF 2003 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         4. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 5,000,000

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         5. RATIFICATION OF APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS

                  [ ] FOR           [ ] AGAINST               [ ] ABSTAIN

         6. OTHER MATTERS

         In their discretion, to vote with respect to any other matters that may come before the annual meeting or any adjournments thereof, including matters incident to its conduct. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1, FOR APPROVAL OF THE 2002 STOCK OPTION PLAN, FOR APPROVAL OF THE 2003 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND FOR RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS AND AUDITORS.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE

                                     (Back)

                                                    Dated:_______________, 2003
PLEASE SIGN EXACTLY AS
NAME APPEARS BELOW                               ______________________Signature

                                                 ______________________Signature

                                               (JOINT OWNERS SHOULD EACH SIGN.
                          ATTORNEYS-IN-FACT, EXECUTORS,
                           ADMINISTRATORS, CUSTODIANS,
                        PARTNERS, OR CORPORATION OFFICERS
                            SHOULD GIVE FULL TITLE).

                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                       IN THE ENCLOSED ENVELOPE PROMPTLY.
                        NO POSTAGE IS NECESSARY IF MAILED
                              IN THE UNITED STATES.